EXHIBIT 99.1
STONE ENERGY CORPORATION
STONE ENERGY APPOINTS ERNST & YOUNG AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 2002

NYSE--SGY
LAFAYETTE, LA., June 26, 2002

     Stone Energy Corporation today announced that it has appointed Ernst & Young LLP as its independent public accountants for 2002, replacing Arthur Andersen LLP.

     Stone Energy is an independent oil and gas company headquartered in Lafayette, Louisiana, and is engaged in the acquisition and subsequent exploitation, development and operation of oil and gas properties located in the Gulf Coast Basin and Rocky Mountains.

     For  additional  information,  contact  James H.  Prince,  chief  financial
officer  at  337-237-0410  -  phone,   337-237-0426  -  fax  or  via  e-mail  at
princejh@stoneenergy.com.